Exhibit 10.13
CONFIDENTIAL TREATMENT REQUESTED
Certain portions of this document have been omitted pursuant to a request for Confidential Treatment and, where applicable, have been marked with “[***]” to indicate where omissions have been made. The confidential material has been filed separately with the Securities and Exchange Commission.

CONFIDENTIAL
EXECUTION COPY
8 SEPT 2016 FROM ELHI
San Francisco, CA
EXCLUSIVE DISTRIBUTION AGREEMENT
EXCLUSIVE DISTRIBUTION AGREEMENT (this “Agreement”) is made and entered into effective as of September 7th, 2016 (“Effective Date”), and is by and between Puregraft LLC, a Delaware Limited Liability Company having its primary office and place of business at 420 Stevens Avenue, Suite 220, Solana Beach, CA 92075, its parent company Bimini Technologies, LLC, and any affiliates and/or subsidiaries thereto (together, “Puregraft”), and Establishment Labs Holdings Inc., a company organized under the laws of the British Virgin Islands, having its primary office and place of business at Coyol Free Zone Building 15, Alajuela, Costa Rica (“Distributor”) (each a party and collectively the parties).
RECITALS:
WHEREAS, Puregraft desires to have Distributor develop a demand for, and to act as its exclusive third-party distributor for, the Products (as defined herein) within the Territory (as defined herein); and
WHEREAS, Distributor desires to be designated as the exclusive third-party distributor of Products in the Territory, and to maintain the expertise, staff, resources and other necessary investments to carry out the terms of this Agreement.
NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, Puregraft and Distributor hereby agree as follows:
1.Certain Definitions. As used in this Agreement, the terms set forth below shall have the following meanings:
1.1    “Products” shall mean Puregraft’s PuregraftTM 50 System, PuregraftTM 250 System and PuregraftTM 850 Systems, the Puregraft Vacuum Lid, and related instruments and accessories manufactured or supplied by Puregraft for the Markets (as defined below) on the date of this Agreement and as specifically described in Schedule 1.1 attached hereto and incorporated herein.
1.2    “Territory”/”Territories” shall mean all territories outside of the United States of America and Canada.
1.3    “Market(s)” shall mean The Cosmetic and Reconstructive Surgery Market (CRS Market) for autologous fat transplantation. The Market as defined herein shall not include the Hair Field of Use and the treatment of any unspecified diseases or injuries to the above-

mentioned bodily structures or any other structures of the body, including muscle, bone, nerve or blood.
1.4    “Customers” shall mean physicians, hospitals, clinics, hospital groups, and other end users or potential end-users of the Products, as well as other sub-distributors to whom Distributor may sell Products.
2.    Distributorship.
2.1    Appointment. Upon the terms and subject to the conditions contained herein, Puregraft hereby appoints Distributor as its exclusive third party distributor of Products in the Territory during the Term. Puregraft will convey promptly to Distributor the contact information and record of outstanding orders from all Puregraft customers in the Territory, and will communicate to all such past and current customers that future orders are to be placed with Distributor, and will refer to Distributor any orders, or other expressions of interest in purchase, of Products within the Territory.
2.2    Acceptance of Exclusive Appointment. Distributor hereby accepts appointment as Puregraft’s exclusive third-party distributor of Products in the Territory and agrees fully and faithfully to perform and discharge all of its duties, obligations and responsibilities, and to abide by the restrictions set forth in this Agreement. Distributor acknowledges that the Products are specifically designed and/or calibrated only for the Markets within which they are intended to be sold hereunder.
2.3    Independent Contractor. The relationship of Puregraft and Distributor established by this Agreement is that of independent contractors, and nothing contained in this Agreement shall be construed to give either party hereto any control over, or power or authority as agent, employee, partner, creditor, shareholder, or in any other capacity to represent, act for, bind or otherwise create or assume an obligation on behalf of the other for any purpose whatsoever.
2.4    Duties, Obligations and Restrictions of Distributor.    Distributor agrees to use commercially reasonable efforts to develop the full sales potential of the Territory, including the following duties:
(a)    Distributor shall exert its best efforts to introduce and diligently promote, sell and service the Products within the Territory. Distributor will, in good faith, consider for dissemination to its Customers all promotional materials supplied by Puregraft. Puregraft will provide Distributor with a number of non-sterile samples as determined by Puregraft in its sole discretion, free of charge for promotional activities.
(b)    Puregraft shall provide to Distributor, at Puregraft’s own expense, training related to the use and maintenance of the Products, and customer service training related to Product ordering and fulfillment. Following such training by Puregraft, Distributor will be responsible for training Customers in the Territory in appropriate use and maintenance of the Products.
(c)    Distributor will be responsible for all customer service activities within the Territory, including receipt and fulfillment of orders from, shipping to, and handling of Product returns from, Customers. All revenues in the Territory will be recorded by Distributor, and Distributor has the right to collect funds and report the corresponding revenue (to the extent appropriate under applicable accounting rules) to third parties.
(d)    Distributor will direct any warranty related issues outside the scope of Distributor’s responsibilities to Puregraft.
(e)    Distributor may organize, at its own expense; any dinners or symposia associated with medical education activities in connection with promotion of the Products. For clarity, such dinners or activities may be held outside the Territory, provided that invitees are solely Customers within the Territory. In the event Distributor organizes such activities, it shall be responsible for all associated expenses, including for example, room or booth rentals at promotional events, and printing costs of any new marketing communication materials.
(f)    Distributor shall not (A) seek Customers or establish any branch or maintain any distribution depot for the Products in any country that is outside the Territory; or (B) sell the Products to any Customer in any country that is (i) outside the Territory or (ii) within the Territory if to the knowledge of the Distributor that Customer intends to resell the Products in any country that is outside the Territory. Puregraft will not (A) sell the Products to any Customer in any country that is (i) inside the Territory or (ii) outside the Territory if to the knowledge of Puregraft, that Customer intends to resell the Products in any country that is inside the Territory (excluding Cytori Therapeutics).
(g)    Distributor shall refer to Puregraft for direct action any orders or inquiries for Products from Customers outside of the Territory or which involve nonstandard versions of the Products.
(h)    Distributor will implement promotional and merchandising efforts for the Products. Distributor shall provide to Puregraft at least one (1) copy of all of Distributor’s advertising and sales promotion materials in which any Products are mentioned, and at least one (1) copy of any translations of any manuals or other materials provided to Distributor by Puregraft (collectively the “Documentation”). Distributor shall not use any such Documentation until Puregraft has approved such use in writing, which approval will be provided to Distributor not later than ten (10) business days following Distributor’s submission to Puregraft. Puregraft may reject and Distributor shall not make use of any such Documentation that Puregraft, in its sole discretion, deems undesirable.
(i)    Distributor will comply with all applicable state and local laws and regulations, and will not knowingly assist or participate in any violation of laws or regulations applicable to Puregraft or Distributor, including export controls and similar regulations (such as the Export Administration Regulations of the U.S. Department of Commerce (the “EAR”), which may restrict or require licenses for the export of Products from the United States and their re-export from other countries.
(j)    Distributor shall make no false or misleading representations to customers or other persons with regard to the Products or Puregraft, and shall not make any representations with respect to the specifications, features or capabilities of the Products which are not consistent with those described in literature distributed by Puregraft.
(k)    Distributor agrees to provide Puregraft end-user customer information for the Products on a quarterly basis. The customer list shall include name, address, total annual products purchased by customer, and annual revenue generated by customer. Distributor will comply with the minimum end user pricing floors defined in Schedule 1.3 during the Term.
(l)    During the Term of this Agreement, neither ELHI nor any of its Affiliates will market, sell, or develop any competing form of adipose tissue processing product.
(m)    Puregraft is entitled to visit all Customers and maintain a relationship with such customers, and reserves the right to sell Customers products in the Territory other than the Products sold by Distributor.
(n)    During the term of this Agreement, Puregraft will continue to own all of the existing patents and other intellectual property that is necessary for the products listed on Schedule 1.1.
2.5    Non Exclusive Option. For a period of 1 year from the date this Agreement is fully executed, Distributor will be entitled to act as a non exclusive distributor of the Products in the United States and Canada but may only sell to new accounts and the pricing for the Product will comply with the pricing floors described in Schedule 2.3. For a period of one (1) year from the date of this Agreement, Distributor will have the option of becoming the exclusive distributor of the Products in the United States and Canada but only if it meets the requirements set forth on Schedule 2.2 and the following conditions are met during the one year period:
(a)    Distributor hires and/or appoints a head of sales for North America not from Puregraft.
(b)    Distributor hires or acquires ten (10) sales representatives in the United States not from Puregraft.
(c)    Distributor acquires or exclusively distributes a US FDA Cleared or Approved plastic, cosmetic and or reconstructive medical device that is nota Puregraft Product.

(d)    Initial Order. Distributor will deliver to the Company a written purchase order covering 25% ($693,750) of the Year 1 minimum order quantity as described in Schedule 2.2. Two hundred thousand dollars ($200,000) of this will be paid by Distributor within 30 days of execution of this Agreement which will be debited against $693,750.
3.    Purchases and Sales of Products.
3.1    Initial Order. Upon execution of this Agreement, Distributor will deliver to the Company a written purchase order covering 25% ($555,000) of the Year 1 minimum order quantity as described in Schedule 1.2. Two hundred thousand dollars ($200,000) of this will be paid by Distributor within 30 days of execution of this Agreement which will be debited against $555,000.
3.2    Forecasts/Commitment to Minimum Quarterly Purchase Requirements. Purchase orders will be placed by Distributor on a quarterly basis. Such orders will be at least of the quantity specified in the Minimum Quarterly Product Purchases according to Schedule 1.2. The Minimum Quarterly Product Purchase obligations and associated obligations to place purchase orders shall be suspended and of no effect for any period of time during which a Product has been withdrawn from the market or is the subject of a hold or recall or similar circumstance that prevents or significantly impairs the ability of Distributor to sell the Products.
3.3    Ordering Procedure. The following shall apply to all orders placed hereunder:
(a)    Purchases and sales of the Products between Distributor and Puregraft under this Agreement shall be made by means of purchase orders submitted by Distributor to Puregraft, specifying, among other things, the number of units and unit price of each Product ordered under each purchase order, and the desired date and place of delivery. In the event of termination of this Agreement per Section 15, Distributor shall have the right to cancel any outstanding quantity remaining on any purchase order then in place with Puregraft. The terms and provisions of this Agreement shall govern and control each purchase order submitted by Distributor to Puregraft, and any additional or different terms or provisions contained in any such purchase order shall have no force and effect whatsoever.
(b)    Puregraft will accept any order that is provided by Distributor in compliance with this Agreement. Puregraft reserves the right to reject or modify the delivery terms of any order without in any way affecting the obligations of either party under this Agreement; provided, that Puregraft gives Distributor, in a timely fashion and in writing, a reasonable justification for the rejection or modification of any order, and an estimated delivery date for any orders where the requested delivery date was changed. For clarity, so long as Distributor places an order for such amounts as required by Section 3.2, Distributor will have met its obligations under Section 3.2, regardless of whether Puregraft subsequently rejects or modifies such order.

(c)    Puregraft reserves the right to reject or modify the delivery terms of any order without in any way affecting the obligations of either party under this Agreement; provided, that Puregraft gives Distributor, in a timely fashion and in writing, a reasonable justification for the rejection of any order, and an estimated delivery date for any orders where the requested delivery date was changed.
3.4    Product Packaging. The parties will collaborate to develop packaging for the Territory, which may, at Distributor’s option, include brand marks and logos of Distributor. Puregraft agrees to cause the Products to be packed pursuant to its standard export procedure (and applicable specifications, laws, and regulations) and to deliver the Products to Distributor in accordance with the terms of each purchase order as accepted by Puregraft (to the extent consistent with this Agreement). The above notwithstanding, it is the obligation of the Distributor to ensure compliance with local regulations on this and other requirements in the Territory as set forth in Section 6.
3.5    Title, Acceptance, Risk of Loss and Returns. Title to Products and all risk of loss shall pass from Puregraft to Distributor at the time and place of Puregraft’s delivery of Products to Distributor, FCA (Incoterms 2010) Shipping Point. Distributor shall be solely responsible for insuring Products after delivery to the Distributor, FCA Shipping Point. Products may be returned only as provided by any specific warranties of Puregraft pursuant to this Agreement.
3.6    Foreign Corrupt Practices Act. Distributor and Puregraft each represent and warrant that it will comply with all laws applicable in the Territory relating to the conduct of business practices, including those that may prohibit gratuities, inducements, or certain other payments; including, payments of money or anything of value offered, promised or paid, directly or indirectly, to any government official, or public or political officer, to induce such official to use their influence with a government or instrumentality to obtain an improper business advantage for the Puregraft or Distributor in relation to this Agreement. Distributor and Puregraft acknowledge that each may be subject to certain United States laws, including the Foreign Corrupt Practices Act of 1977 and any of its amendments, which may apply to activities carried out on Puregraft’s or Distributor’s behalf outside the United States of America. Distributor and Puregraft each agrees neither to take nor omit to take any action if such act or omission might cause Puregraft or Distributor to be in violation of any such laws. Upon written notice from Puregraft or Distributor, as the case may be, the other party shall provide such information as Puregraft or Distributor may reasonably consider necessary to verify compliance by Puregraft or Distributor with the provisions of this Section.
3.7    During the term of this Agreement, all future products sold by Puregraft, LLC (which, for clarity, excludes the Bimini parent company, Kerastem, LLC, and the parent company’s other affiliates) to other companies (excluding Cytori Therapeutics) within the Field shall be sold to Distributor at prices similar to those offered to such others after taking into account volumes and creditworthiness.

4.    Product Prices. Distributor’s purchase price for the Products are set forth on Schedule 1.1 (Products and Price List), as issued and changed by Puregraft from time to time on at least thirty (30) days notice.
5.    Payment for Products.
5.1    Payment Terms. All payments by Distributor under this Agreement shall be made free of any exchange or collection charges and of any taxes imposed under the laws of any country other than the United States of America, and shall be due and payable 30 days after delivery of each shipment to Distributor as provided in Section 3.5 above. Distributor shall pay all collection charges and expenses, including, but not limited to, attorneys’ fees, which are incurred by Puregraft in connection with Puregraft’s collection of any amounts under or relating to this Agreement.
Distributor agrees to provide a credit card on file or letter of credit. Subsequent orders will not be processed until open and past-due accounts payable balance is received.
5.2    Invoices. Puregraft shall invoice Distributor for the purchase price of the Products upon receipt of an Order.
5.3    Late Payment. If Distributor fails to pay to Puregraft any amount when due, Distributor agrees to pay interest on the overdue balance at the rate of eight and one-half (8.5%) per annum or, if such rate exceeds the maximum rate permitted by law, Distributor shall pay interest on such overdue balance at the maximum rate permitted by law. Payments received from Distributor when any overdue balance exists shall be applied first against accrued interest.
6.    Regulatory Matters. Puregraft will use commercially reasonable efforts to maintain any regulatory approvals of any Products in the Territory that exist as of the date of this Agreement. Puregraft will allow Distributor to access and to reproduce, for purposes of regulatory filings and correspondence in the Territory, any regulatory filings, supportive data, and regulatory correspondence («Regulatory Materials») developed or otherwise possessed by Puregraft, and will promptly disclose any new Regulatory Materials to Distributor. Puregraft shall be responsible for maintaining any regulatory approvals for sale currently applicable in the Territory, and will cooperate with any information or other requests that regulatory authorities may convey, either to Distributor or Puregraft. For countries in which Puregraft is unable or unwilling to obtain approval, Distributor may attempt to obtain approval at distributors sole expense, and Puregraft will cooperate with such Distributor efforts.
Puregraft agrees that its factory, facilities, operations and quality systems used to make Products may be inspected and/or audited by Distributor at reasonable intervals, provided that Distributor gives at least thirty (30) days’ prior written notice to Puregraft of its desire to undertake such an inspection and/or audit. Puregraft will also provide Distributor with notice of any third-party quality and/or manufacturing audits to be performed by regulatory authorities and notified bodies.

Distributor shall be responsible for complying with any and all applicable statutory, administrative or regulatory requirements of the Territory for product labeling and packaging, product documentation such as traceability, samples, sales literature and records, and documentation for recalls, including but not limited to product serial numbers for each product sold identifiable by account and date of sale, which documentation shall be maintained for durations as required by regulations in each country in the Territory by the Distributor, notwithstanding termination or expiration of this Agreement. Distributor shall also assist Puregraft in the implementation of any Product recalls at Puregraft’s expense.
7.    Confidential Information.
7.1    Definition. Each of the parties hereto recognizes that the relationship created by this Agreement may involve access by Distributor and Puregraft to information of substantial value to the other party, including, but not limited to, designs, drawings, plans, devices, trade secrets, clinical data, applications, formulae, know-how, methods, techniques, and processes (whether related to Puregraft’s PuregraftTM PURE System, or otherwise), as well as financial, business, marketing and product development information, and customer lists relating to the Products (collectively, “Confidential Information”), provided that Confidential Information shall not include information, only in so far as such information is: (a) in the public domain or which subsequently falls into the public domain, (b) specifically intended by Puregraft for disclosure to Customers of Distributor, (c) information which the non-disclosing party can prove was already known to it prior to the date of this Agreement, or (d) disclosed to the non-disclosing party in good faith by a third party having a legal right to do so.
7.2    Non-Disclosure. Each of the parties hereto acknowledges and agrees that the Disclosing party owns all right, title and interest in and to such party’s Confidential Information. Each of the parties hereto further agrees that it shall (a) maintain the secrecy and confidentiality of all Confidential Information which comes to its attention, (b) take all necessary precautions to prevent any disclosure of Confidential Information by any person within the control of the Distributor having access to said Confidential Information, and (c) during the Term of this Agreement and for so long as Confidential Information does not enter into the public domain through an act or omission of Puregraft, neither publish, disclose nor disseminate any part of such Confidential Information in any manner, or use the same, without the prior written consent of the disclosing party. Each party recognizes and agrees that the non-disclosing party may disclose Confidential Information of the Disclosing party to the extent (and only to the degree) that it is required to do so by applicable laws and governmental regulations. Disclosing party shall be notified at the earliest opportunity prior to any disclosure required by law or governmental authority.
7.3    Injunctive Relief. Each of the parties hereto understands and agrees that the Confidential Information has special value, the loss of which cannot be reasonably or adequately compensated in damages or in an action at law, and therefore, in the event of any breach or violation of the provisions of this Section 7 by Puregraft or Distributor, the non-breaching party shall be entitled to equitable relief by way of injunction without the necessity of proving actual damages, which relief shall be in addition to, and not in limitation of, any other relief or rights to which such party may be entitled.
7.4    Survival. The terms and provisions of this Section 7 shall survive any termination or expiration of this Agreement.
8.    Warranty. The sole warranty given by Puregraft regarding any Product shall be that written limited warranty provided in Schedule 3.1, as it may from time to time be amended by mutual written consent of Distributor and Puregraft (the “Warranty”). Distributor agrees to provide to its Customers within the Territory a written warranty for each particular Product on terms at least as favorable to Customers as that supplied by Puregraft for such Product. Excepting cases of gross negligence, or willful misconduct by Puregraft, in no event shall Puregraft’s total liability for any claim or action in connection with a Product exceed the purchase price of the Products out of which such claim or action arose.
EXCEPT AS EXPRESSLY SO WARRANTED, PUREGRAFT HEREBY DISCLAIMS ALL WARRANTIES, EXPRESS, STATUTORY AND IMPLIED, APPLICABLE TO THE PRODUCTS INCLUDING, BUT NOT LIMITED TO, ANY WARRANTY OF MERCHANTABILITY, DESIGN, AND/OR FITNESS FOR A PARTICULAR PURPOSE. THE WRITTEN LIMITED WARRANTY, IF ANY, APPLICABLE TO ANY PARTICULAR PRODUCT SHALL STATE THE FULL EXTENT OF PUREGRAFT’S LIABILITY, WHETHER DIRECT OR INDIRECT, SPECIAL OR CONSEQUENTIAL, RESULTING FROM ANY BREACH OF SUCH WARRANTY. PUREGRAFT FURTHER DISCLAIMS ALL EXPRESS, STATUTORY AND IMPLIED WARRANTIES APPLICABLE TO THE PRODUCTS WHICH ARE NOT MANUFACTURED BY PUREGRAFT, OR BY A LICENSEE OR SUBLICENSEE OF PUREGRAFT. THE ONLY WARRANTIES APPLICABLE TO PRODUCTS NOT MANUFACTURED BY PUREGRAFT OR BY A LICENSEE OR SUBLICENSEE THEREOF SHALL BE THE WARRANTIES, IF ANY, OF THE MANUFACTURERS OF THOSE ITEMS.
9.    Trademarks.
9.1    Puregraft Marks. Puregraft owns or has the right to use certain trademarks, service marks and/or trade names in connection with the sale of the Products (the “Puregraft Marks”), including without limitation those trademarks, service marks and trade names used by Puregraft on or in conjunction with Products. Certain Puregraft Marks may be registered in the jurisdiction(s) which comprise the Territory.
9.2    Use of Puregraft Marks by Distributor. Puregraft hereby grants to Distributor an exclusive right and license to use the specified Puregraft Marks solely in connection with the promotion, sale and distribution of the Products within the Territory. This right shall expire upon expiration or earlier termination of this Agreement. This right and license shall not be assignable or transferable by Distributor in any manner whatsoever, provided, however, that Distributor may provide marketing materials containing the Puregraft Marks to sub-distributors for marketing purposes in the Territory. Distributor acknowledges that (a)

Puregraft owns the Puregraft Marks and all goodwill associated with or symbolized by Puregraft Marks, (b) Distributor has no ownership right in or to any Puregraft Marks, except as granted herein. Distributor shall use Puregraft Marks only in the form and manner prescribed from time to time by Puregraft, although for clarity Distributor will have discretion over use of Distributor’s own trademarks and trade dress in packaging and marketing materials within the Territory. Distributor shall submit to Puregraft for its written approval before any use is made thereof, representative samples of all Products, stationery, invoices, catalogs, brochures, packages, containers, and advertising or promotional materials bearing any of Puregraft Marks which Distributor or its Agents prepare. Puregraft shall have the absolute right to approve or reject any proposed use of any of Puregraft Marks, in its sole discretion.
9.3    Registration/Notice. Puregraft shall have the sole and exclusive right to obtain trademark registration worldwide for any Puregraft Marks or to take such other action with respect to the Puregraft Marks as it deems appropriate, and Distributor may not file registrations for any Puregraft Marks or any confusingly similar marks anywhere in the world. Distributor shall notify Puregraft promptly of any unauthorized use of Puregraft Marks or of any mark confusingly similar thereto which comes to its attention.
10.    Patent Ownership and Rights to Inventions.
10.1    No Ownership By Distributor. Distributor shall not be deemed by anything contained in this Agreement or done pursuant to this Agreement to acquire any right, title or interest in or to any Puregraft Patents, trade secrets or technology, or any patent now or hereafter covering or applicable to any Product, nor in or to any invention or improvement now or hereafter embodied in any Product, whether or not such invention or improvement is patentable under the laws of any country.
11.    Infringement of Third Party Rights.
11.1    No Warranty by Puregraft. Puregraft represents and warrants that, to its knowledge, the Products (including, without limitation any processes, techniques or know-how contained therein, or utilized in the manufacture or use thereof) will not infringe any Third Party Rights.
11.2    Notice and Defense. If any claim, action or notice is asserted against Puregraft or Distributor alleging that a Product infringes any Third Party Rights, the party first notified shall immediately notify the other party in writing of such claim, action or notice brought against Puregraft or Distributor. Puregraft may, in its sole discretion, select counsel for, and control the management, or defense with respect to any such claim, action or notice, provided that Puregraft will communicate pertinent decisions to Distributor in advance, and will consider in good faith any input provided by Distributor.
11.3    Third Party Infringers. If Distributor becomes aware that a third party is or may be making unauthorized use of (a) any patent owned by Puregraft, or for which Puregraft has the exclusive right of use, which relates to the Products (“Puregraft’s Patents”), Distributor shall promptly give Puregraft written notice thereof, which notice shall fully describe the potentially infringing action of such third party. Distributor shall consult with Puregraft with respect to any suit, injunction, or other action taken against such third party, and will consider in good faith any input provided by Puregraft. Distributor shall cooperate with Puregraft, at no out-of-pocket expense to Distributor, in connection with any action taken by Puregraft to terminate the infringements, seek damages, or otherwise seek redress for the infringement.
12.    Claims.
12.1    Notice from Distributor. Distributor shall promptly notify Puregraft of any potential or actual claim, litigation or governmental activity in the Territory relating to the Products or the business operations of Distributor or Puregraft (“Claims”). Distributor shall provide such notice within seven (7) days from the time that Distributor learns of such Claims.
12.2    Indemnification by Distributor. Distributor assumes sole responsibility for all acts performed by it pursuant to this Agreement and shall be solely responsible for all Claims in connection therewith. Distributor shall indemnify, defend and hold Puregraft harmless from any and all claims, actions, lawsuits, demands, costs, liabilities, losses, damages and/or expenses (including reasonable attorneys’ fees and costs of litigation) by any other party resulting from or relating to any acts, omissions or misrepresentations of Distributor, its Agents or any of them.
12.3    Indemnification by Puregraft.    Puregraft assumes sole responsibility for all acts performed by it pursuant to this Agreement and shall be solely responsible for all Claims in connection therewith. Puregraft shall indemnify, defend and hold Distributor harmless from any and all claims, actions, lawsuits, demands, costs, liabilities, losses, damages and/or expenses (including reasonable attorneys’ fees and costs of litigation) by any other party resulting from or relating to any acts, omissions or misrepresentations of Puregraft Distributor, its Agents or any of them.
12.4    Indemnifying party may control the defense of any claim for which indemnification is tendered, provided it promptly assumes such defense and selects counsel reasonably acceptable to the party to be indemnified, and provided reasonable assurances with respect to such defense can be provided. The indemnified party shall cooperate in the defense and shall have the right to consent to any settlement of the claims provided that such consent may not be withheld in the event that the proposed settlement fully releases the indemnified party from all Claims.
13.    Insurance. To the extent commercially available, both Puregraft and Distributor shall maintain in full force and effect product liability insurance and property damage insurance on its operations, with coverage limitations and terms of $300,000 per occurrence and $1,000,000 total.
14.    Term. Subject to section 15.3, the term of this Agreement shall be for a fixed period of three (3) years commencing on the Effective Date of this Agreement (the “ Term”). Up to four (4) one year extensions to the Term will be granted automatically to ELHI on an annual basis if the binding minimum purchase commitments defined in Year 4 through Year 7 in Schedule 1.2 are met or exceeded.
15.    Suspension of Performance.
15.1    Suspension of Performance. Performance of a party’s obligations under this Agreement may be suspended:
(a)    By either party if such other party breaches any of its obligations in this Agreement, or is in default of any term or provision hereunder, which, if curable, is not cured within thirty (30) days of delivery of the written notice of breach;
(b)    Immediately upon written notice delivered by either of the parties hereto to the other party in the event (i) an encumbrancer takes possession or a receiver is appointed over any of the property or assets of the other party, (ii) that other party makes any voluntary arrangement with its creditors or becomes subject to an administration order, (iii) that other party goes into liquidation (except for the purposes of amalgamation or reconstruction and in such manner that the company resulting therefrom effectively agrees to be bound by or assume the obligations imposed on that other party under this Agreement), (iv) anything that, under the law of any jurisdiction, is analogous to any of the acts or events specified in (i) - (iii) of this Section 15(b), or (v) that other party ceases, or threatens to cease, to carry on business.
15.2    In the event performance of its obligations under this Agreement has been suspended by either party pursuant to this paragraph 15, such party may sue such other party to recover damages equal to the minimum payments (in the case of Puregraft) or profits on minimum quantities of Product sold at the floor prices in Section 1.3 (in the case of Distributor) it would have received under this Agreement if such other party had fully performed under this Agreement.
15.3    Notwithstanding any other provision in this Agreement, Puregraft LLC (for clarity, as distinct from Puregraft as defined above) may terminate this agreement in its entirety with 12 months advance written notice, if notice is given in the first 3 years of the Term, or with 90 days written notice, if notice is given after the first 3 years of the Term, in the event: (a) a sale or license of all, or substantially all, of the assets of Puregraft LLC or any of its Affilates to a non affiliated company in an arm’s length transaction is pursued or (b) the a shareholder in Puregraft LLC elects to pursue a sale of all, or substantially all, of the equity in Puregraft LLC.
In the event a bona fide offer from a third party to engage in a transaction of the type described in Section 15.3(a) or 15.3(b) is pursued or received, Puregraft LLC will promptly notify Distributor and will in good faith support Distributor’s reasonable due diligence in order to facilitate Distributor’s competing bid during the 60 days after such notice. For the avoidance of doubt, Distributor shall not be entitled to the 1-year notice period described in the paragraph above unless the equity in Puregraft LLC is to be sold or substantially all of the assets in

Puregraft LLC are to be sold or licensed, but shall be entitled to notification of the transaction and 60 days to formulate a competing bid.
Further, in the event that Puregraft LLC terminates this Agreement pursuant to this Section 15.3(a) or 15.3(b) Puregraft LLC shall continue to sell Product to Distributor on a non exclusive basis for non U.S. and non Canadian markets for 12 months after such termination, and Distributor shall be entitled to distribute such Product on a non exclusive basis to existing non U.S. and non Canadian customers (but not new customers) for 12 months after such termination. For the avoidance of doubt, Puregraft may pursue and solicit offers of any type, including for the type of transaction described in this section 15.3, and Puregraft LLC and its Affiliates shall have absolutely no liability to Distributor or its Affiliates for termination of this Agreement pursuant to this Section 15.3 as long as Puregraft LLC complies with the requirements of this Section 15.3. For the further avoidance of doubt, in the event this Agreement is terminated pursuant to this Section 15.3, or is terminated, or expires, for any reason, Distributor will pay all outstanding amounts owed to Puregraft LLC and its Affiliates and will immediately turn over to Puregraft LLC or its designee all customers in the Territory and customer information and will use its best efforts to fully and immediately transition such customers to Puregraft LLC or its designee.
15.4    At the conclusion of this Agreement, by termination or otherwise, Distributor will provide Puregraft with a copy of all Customer accounts and associated information in Distributor’s records, and all tangible and intangible records regarding the distribution of Puregraft Products (and Distributor may retain the same for its internal business purposes and regulatory and legal compliance purposes).
15.5    Excusable Delays. Puregraft shall not be liable for any delay in the manufacture or delivery of Products pursuant to the terms and provisions of this Agreement, or for any damages suffered by Distributor by reason of such delay, when such delay is, directly or indirectly, caused by, or in any manner arises from, fires, floods, accidents, riots, acts of God, war, governmental interference or restrictions, strikes, labor difficulties, back-orders, material shortages, regulatory or business interruptions, acts of Distributor or any other cause beyond the reasonable control of Puregraft, whether similar or dissimilar to the foregoing.
16.    General Provisions.
16.1    Successors and Assigns. Distributor shall not have the right to assign any of its rights, delegate any of its duties, or sub-rep or contract out any of its duties under this Agreement without the prior written consent of Puregraft which may be withheld in its sole discretion, provided that Puregraft may not unreasonably withhold such consent.
16.2    Notices. All notices, requests, demands and other communications which may be given or are required to be given under this Agreement shall be in writing and in the English language. All notices may be sent by facsimile transmission, or confirmed e-mail transmission provided they are confirmed by letter, or sent by certified mail return receipt requested, and shall be deemed given on the date of confirmed transmission or five (5) days after mailing via a reputable carrier. All notices shall be addressed as set forth below, or to such other address as each party hereto may from time to time designate by written notice to the other party as provided herein:
To Distributor:
Establishment Labs Holdings, Inc.
4th St., Building B-15
Coyol Free Zone
Coyol, Alajuela
Costa Rica
Tel: (506) 2434-2400
Email: jchacon@establishmentlabs.com
Attention: Juan Jose Chacon, Chief Executive Officer
To Puregraft:
Puregraft LLC
420 Stevens Avenue, Suite 220
Solana Beach, CA 92075
Tel: 858.348.8050
Fax: 858.408.4485
Email: bconlan@puregraft.com
Attention: Brad Conlan, CEO Puregraft LLC
16.3    Governing Law. This Agreement has been executed and delivered in, and shall be governed by and construed in accordance with the laws of the State of California, United States of America applicable to contracts made and performed in such state and without regard to conflict of laws provisions. The Convention for the International Sale of Goods will not apply.
16.4    Resolution of Disputes. In the event of any controversy or claim arising out of or relating to this Agreement, it shall be resolved through binding arbitration through the American Arbitration Association (the “AAA”) as provided herein. The parties hereto shall notice the other party and the AAA, demand that the dispute be fully and finally settled by binding arbitration in accordance with the Rules and Procedures of the AAA in San Francisco, California. The AAA shall appoint a single neutral arbitrator in accordance with their rules. The arbitration shall be conducted in English. Either party may seek interim injunctive relief from the AAA through the application for a special master. Service of process in any such action or proceeding brought hereunder may be made by mailing copies of such process to the address of notice to the parties provided for in this Agreement.
16.5    Headings. The headings herein are for convenience only, do not constitute a part of this Agreement, and shall not be deemed to limit or affect any of the terms or provisions hereof.

16.6    Waiver and Amendment. No waiver, amendment, modification or change of any provision of this Agreement shall be effective unless and until made in writing and signed by all of the parties hereto or constitute a continuing waiver by such party of compliance with such provision unless so stated.
16.7    Severability. The provisions of this Agreement are intended to be interpreted and construed in a manner so as to make such provisions valid, binding and enforceable. In the event that any provision of this Agreement is determined to be partially or wholly invalid, illegal or unenforceable, then such provision shall be deemed to be modified or restricted to the extent necessary to make such provision valid, binding and enforceable.
16.8    Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.
16.9    Entire Agreement. This Agreement (including the exhibits and schedules hereto, each of which is incorporated herein and made a part of this Agreement) constitutes the entire agreement and understanding of the parties hereto and terminates and supersedes any and all prior agreements, arrangements and understandings, both oral and written, express or implied, between the parties hereto concerning the subject matter of this Agreement.
IN WITNESS WHEREOF, the parties hereto have executed and entered into this Exclusive Distribution Agreement as the date last signed below.

ESTABLISHMENT LABS HOLDINGS, INC.
By:	/s/ Juan Jose Chacon Quiros
Name:	Juan Jose Chacon Quiros
Title:	CEO
Date:	September 8, 2016

PUREGRAFT LLC.

By:	/s/ Bradford A. Conlan
Name:	Bradford A. Conlan
Title:	CEO, Puregraft LLC
Date:	September 8, 2016

SCHEDULE 1.1
PRODUCTS AND PRICE LIST IN $USD (NOT INCLUDING US AND CANADA
Year 1

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]
Year 2

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]

Year 3

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]
Year 4, Minimum Purchase = Year 3 Purchase * 1.25 if minimums described above are met

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]

Year 5, Minimum Purchase = Year 4 Purchase * 1.25 if minimums described above are met

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]
Year 6, Minimum Purchase = Year 5 Purchase * 1.25 if minimums described above are met

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]

Year 7, Minimum Purchase = Year 6 Purchase * 1.25 if minimums described above are met

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]

SCHEDULE 1.2
BINDING MINIMUM QUARTERLY PURCHASES IN $USD
(NOT INCLUDING US AND CANADA)

	Q1	Q2	Q3	Q4	Total
Year 1	[***]	[***]	[***]	[***]	[***]
Year 2	[***]	[***]	[***]	[***]	[***]
Year 3	[***]	[***]	[***]	[***]	[***]
Year 4	[***]	[***]	[***]	[***]	[***]
Year 5	[***]	[***]	[***]	[***]	[***]
Year 6	[***]	[***]	[***]	[***]	[***]
Year 7	[***]	[***]	[***]	[***]	[***]

SCHEDULE 1.3
END USER PRICING FLOOR IN $USD (NOT INCLUDING US AND CANADA)

Product	End User Pricing Floor
50/PURE	[***]
250/PURE	[***]
850/PURE	[***]
DIRECT/PURE	[***]
550/IS	[***]

SCHEDULE 2.1
PRODUCTS AND PRICE LIST IN $USD (US AND CANADA)

Year 1

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]

Year 2

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]
Year 3

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]

Year 4, Minimum Purchase = Year 3 Purchase * 1.25 if minimums described above are met

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]
Year 5, Minimum Purchase = Year 4 Purchase * 1.25 if minimums described above are met

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]

Year 6, Minimum Purchase = Year 5 Purchase * 1.25 if minimums described above are met

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]
Year 7, Minimum Purchase = Year 6 Purchase * 1.25 if minimums described above are met

Product	Catalog Description	[***]	Transfer Price [***]	[***]
50/PURE	Puregraft 50/PURE Single Use Fat Transfer System (5-pack)	[***]	[***]	[***]
250/PURE	Puregraft 250/PURE Single Use Fat Transfer System	[***]	[***]	[***]
850/PURE	Puregraft 850/PURE Single Use Fat Transfer System	[***]	[***]	[***]
DIRECT/PURE	Puregraft Direct Harvest System (Canister + Lid + Stand)	[***]
550/IS	Puregraft 550/IS Instrument Set (Easel & Slider)	[***]

SCHEDULE 2.2
BINDING MINIMUM QUARTERLY PURCHASES IN $USD (US AND CANADA)

	Q1	Q2	Q3	Q4	Total
Year 1	[***]	[***]	[***]	[***]	[***]
Year 2	[***]	[***]	[***]	[***]	[***]
Year 3	[***]	[***]	[***]	[***]	[***]
Year 4	[***]	[***]	[***]	[***]	[***]
Year 5	[***]	[***]	[***]	[***]	[***]
Year 6	[***]	[***]	[***]	[***]	[***]
Year 7	[***]	[***]	[***]	[***]	[***]

SCHEDULE 2.3
END USER PRICING FLOOR IN $USD (NOT INCLUDING US AND CANADA)

Product	End User Pricing Floor
50/PURE	[***]
250/PURE	[***]
850/PURE	[***]
DIRECT/PURE	[***]
550/IS	[***]

SCHEDULE 3.1
LIMITED WARRANTY
LIMITED WARRANTY. Puregraft LLC. (Puregraft) warrants that the Products will operate substantially in conformance with Puregraft’s published specifications and be free from defects in material and workmanship, when subjected to normal, proper and intended usage by properly trained personnel, for a period of one (1) year from the date of shipment to Buyer (the “Warranty Period”). Puregraft agrees during the Warranty Period, provided it is promptly notified in writing upon the discovery of any defect and further provided that all costs of returning the defective Products to Puregraft are pre-paid by Buyer, to repair or replace, at Puregraft’s option, defective Products so as to cause the same to operate in substantial conformance with said specifications. Replacement parts may be new or refurbished, at the election of Puregraft. All replaced parts shall become the property of Puregraft. Shipment to Buyer shall be paid for by Puregraft during the Warranty Period. Lamps, fuses, bulbs and other expendable items are expressly excluded from this limited warranty. In no event shall Puregraft have any obligation to make repairs, replacements or corrections required, in whole or in part, as the result of (i) normal wear and tear, (ii) accident, disaster or event of force majeure, (iii) misuse, fault or negligence of or by Buyer, (iv) use of the Products in a manner for which they were not designed, (v) causes external to the Products such as, but not limited to, power failure or electrical power surges, (vi) improper storage of the Products or (vii) use of the Products in combination with equipment or software not supplied by Puregraft. If Puregraft determines that Products for which Buyer has requested warranty services are not covered by the warranty hereunder, Buyer shall pay or reimburse Puregraft for all costs of investigating and responding to such request at Puregraft’s then prevailing time and materials rates. Puregraft will provide repair services or replacement parts that are not covered by the warranty during the Warranty Period subject to Buyer’s payment to Puregraft at Puregraft’s then prevailing time and materials rates for such repairs. IN NO EVENT SHALL PUREGRAFT’S TOTAL LIABILITY FOR ANY CLAIM OR ACTION IN CONNECTION WITH A PRODUCT EXCEED THE PURCHASE PRICE OF THE PRODUCTS OUT OF WHICH SUCH CLAIM OR ACTION AROSE. ANY DAMAGE CAUSED BY UNAUTHORIZED INSTALLATION, MAINTENANCE, REPAIR, SERVICE, RELOCATION OR ALTERATION TO OR OF, OR OTHER TAMPERING WITH, THE PRODUCTS PERFORMED BY ANY PERSON OR ENTITY OTHER THAN PUREGRAFT WITHOUT PUREGRAFT’S PRIOR WRITTEN APPROVAL, OR DAMAGE CAUSED BY USE OF REPLACEMENT PARTS NOT SUPPLIED BY PUREGRAFT, SHALL IMMEDIATELY VOID AND CANCEL ALL WARRANTIES WITH RESPECT TO SUCH DAMAGE.

SCHEDULE 3.1
LIMITED WARRANTY
LIMITED WARRANTY. Puregraft LLC. (Puregraft) warrants that the Products will operate substantially in conformance with Puregraft’s published specifications and be free from defects in material and workmanship, when subjected to normal, proper and intended usage by properly trained personnel, for a period of one (1) year from the date of shipment to Buyer (the “Warranty Period”). Puregraft agrees during the Warranty Period, provided it is promptly notified in writing upon the discovery of any defect and further provided that all costs of returning the defective Products to Puregraft are pre-paid by Buyer, to repair or replace, at Puregraft’s option, defective Products so as to cause the same to operate in substantial conformance with said specifications. Replacement parts may be new or refurbished, at the election of Puregraft. All replaced parts shall become the property of Puregraft. Shipment to Buyer shall be paid for by Puregraft during the Warranty Period. Lamps, fuses, bulbs and other expendable items are expressly excluded from this limited warranty. In no event shall Puregraft have any obligation to make repairs, replacements or corrections required, in whole or in part, as the result of (i) normal wear and tear, (ii) accident, disaster or event of force majeure, (iii) misuse, fault or negligence of or by Buyer, (iv) use of the Products in a manner for which they were not designed, (v) causes external to the Products such as, but not limited to, power failure or electrical power surges, (vi) improper storage of the Products or (vii) use of the Products in combination with equipment or software not supplied by Puregraft. If Puregraft determines that Products for which Buyer has requested warranty services are not covered by the warranty hereunder, Buyer shall pay or reimburse Puregraft for all costs of investigating and responding to such request at Puregraft’s then prevailing time and materials rates. Puregraft will provide repair services or replacement parts that are not covered by the warranty during the Warranty Period subject to Buyer’s payment to Puregraft at Puregraft’s then prevailing time and materials rates for such repairs. IN NO EVENT SHALL PUREGRAFT’S TOTAL LIABILITY FOR ANY CLAIM OR ACTION IN CONNECTION WITH A PRODUCT EXCEED THE PURCHASE PRICE OF THE PRODUCTS OUT OF WHICH SUCH CLAIM OR ACTION AROSE. ANY DAMAGE CAUSED BY UNAUTHORIZED INSTALLATION, MAINTENANCE, REPAIR, SERVICE, RELOCATION OR ALTERATION TO OR OF, OR OTHER TAMPERING WITH, THE PRODUCTS PERFORMED BY ANY PERSON OR ENTITY OTHER THAN PUREGRAFT WITHOUT PUREGRAFT’S PRIOR WRITTEN APPROVAL, OR DAMAGE CAUSED BY USE OF REPLACEMENT PARTS NOT SUPPLIED BY PUREGRAFT, SHALL IMMEDIATELY VOID AND CANCEL ALL WARRANTIES WITH RESPECT TO SUCH DAMAGE.